EXHIBIT 99.1

                                               Prepay Penalties

                      CPR                                  CPR                                  CPR
            Month             2/28               Month             3/27               Month            Fixed
            ----------------------               ----------------------               ----------------------
              1               4.00                 1                4.0                 1                5.0
              2               5.60                 2                5.6                 2                9.0
              3               8.00                 3                8.0                 3               11.0
              4               8.80                 4                8.8                 4               13.0
              5               9.60                 5                9.6                 5               15.0
              6              10.40                 6               10.4                 6               15.0
              7              11.20                 7               11.2                 7               15.0
              8              12.00                 8               12.0                 8               15.0
              9              12.00                 9               12.0                 9               15.0
             10              12.00                10               12.0                10               15.0
             11              24.00                11               24.0                11               15.0
             12              24.00                12               24.0                12               15.0
             13              24.00                13               24.0                13               15.0
             14              32.00                14               24.0                14               15.0
             15              32.00                15               24.0                15               15.0
             16              32.00                16               24.0                16               15.0
             17              32.00                17               24.0                17               15.0
             18              32.00                18               24.0                18               15.0
             19              32.00                19               32.0                19               15.0
             20              48.00                20               32.0                20               15.0
             21              48.00                21               32.0                21               15.0
             22              48.00                22               32.0                22               15.0
             23              56.00                23               32.0                23               15.0
             24              56.00                24               32.0                24               15.0
             25              56.00                25               32.0                25               15.0
             26              56.00                26               32.0                26               15.0
             27              56.00                27               48.0                27               15.0
             28              56.00                28               48.0                28               15.0
             29              40.00                29               48.0                29               15.0
             30              40.00                30               48.0                30               15.0
             31              40.00                31               48.0                31               15.0
             32              40.00                32               48.0                32               15.0
             33              40.00                33               48.0                33               15.0
             34              40.00                34               56.0                34               15.0
             35              32.00                35               56.0                35               15.0
             36              32.00                36               56.0                36               15.0
             37              32.00                37               56.0                37               15.0
             38              24.00                38               56.0                38               15.0
             39              24.00                39               56.0                39               15.0
             40              24.00                40               40.0                40               15.0
             41              24.00                41               40.0                41               15.0
             42              24.00                42               40.0                42               15.0
             43              24.00                43               40.0                43               15.0
             44              24.00                44               40.0                44               15.0
             45              24.00                45               40.0                45               15.0
             46              24.00                46               32.0                46               15.0
             47              24.00                47               32.0                47               15.0
             48              24.00                48               32.0                48               15.0
             49              24.00                49               24.0                49               15.0
             50              24.00                50               24.0                50               15.0
             51              24.00                51               24.0                51               15.0
             52              24.00                52               24.0                52               15.0
             53+             24.00                53+              24.0                53+              15.0


              Forward Libor                      Forward +200                  Forward + 200 delay
          1mth             6mth             1mth             6mth             1mth             6mth

       1.57370          1.85471          3.57370          3.85471          1.57370          1.85471
       1.69424          1.95921          3.69424          3.95921          1.69424          1.95921
       1.81605          2.05934          3.81605          4.05934          1.81605          2.05934
       1.92335          2.15715          3.92335          4.15715          1.92335          2.15715
       2.00347          2.26031          4.00347          4.26031          2.00347          2.26031
       2.09160          2.35630          4.09160          4.35630          4.09160          4.35630
       2.18896          2.46361          4.18896          4.46361          4.18896          4.46361
       2.29008          2.56765          4.29008          4.56765          4.29008          4.56765
       2.39027          2.66949          4.39027          4.66949          4.39027          4.66949
       2.50016          2.77697          4.50016          4.77697          4.50016          4.77697
       2.60958          2.87699          4.60958          4.87699          4.60958          4.87699
       2.71190          2.97595          4.71190          4.97595          4.71190          4.97595
       2.81517          3.07589          4.81517          5.07589          4.81517          5.07589
       2.90845          3.16735          4.90845          5.16735          4.90845          5.16735
       3.00392          3.25562          5.00392          5.25562          5.00392          5.25562
       3.09897          3.35167          5.09897          5.35167          5.09897          5.35167
       3.22453          3.43884          5.22453          5.43884          5.22453          5.43884
       3.28180          3.51359          5.28180          5.51359          5.28180          5.51359
       3.37037          3.59632          5.37037          5.59632          5.37037          5.59632
       3.45493          3.66716          5.45493          5.66716          5.45493          5.66716
       3.53844          3.73151          5.53844          5.73151          5.53844          5.73151
       3.61361          3.79561          5.61361          5.79561          5.61361          5.79561
       3.67863          3.85256          5.67863          5.85256          5.67863          5.85256
       3.74096          3.90849          5.74096          5.90849          5.74096          5.90849
       3.79663          3.96484          5.79663          5.96484          5.79663          5.96484
       3.84663          4.01569          5.84663          6.01569          5.84663          6.01569
       3.90624          4.06727          5.90624          6.06727          5.90624          6.06727
       3.96059          4.11833          5.96059          6.11833          5.96059          6.11833
       4.01238          4.16479          6.01238          6.16479          6.01238          6.16479
       4.06461          4.20949          6.06461          6.20949          6.06461          6.20949
       4.11073          4.25472          6.11073          6.25472          6.11073          6.25472
       4.15431          4.29362          6.15431          6.29362          6.15431          6.29362
       4.19651          4.33530          6.19651          6.33530          6.19651          6.33530
       4.23714          4.38104          6.23714          6.38104          6.23714          6.38104
       4.27476          4.42306          6.27476          6.42306          6.27476          6.42306
       4.31195          4.46876          6.31195          6.46876          6.31195          6.46876
       4.35416          4.51700          6.35416          6.51700          6.35416          6.51700
       4.40397          4.56062          6.40397          6.56062          6.40397          6.56062
       4.45512          4.60429          6.45512          6.60429          6.45512          6.60429
       4.49999          4.64661          6.49999          6.64661          6.49999          6.64661
       4.54315          4.68353          6.54315          6.68353          6.54315          6.68353
       4.58514          4.71909          6.58514          6.71909          6.58514          6.71909
       4.62274          4.75290          6.62274          6.75290          6.62274          6.75290
       4.65910          4.78539          6.65910          6.78539          6.65910          6.78539
       4.69354          4.82101          6.69354          6.82101          6.69354          6.82101
       4.72461          4.85386          6.72461          6.85386          6.72461          6.85386
       4.75304          4.88730          6.75304          6.88730          6.75304          6.88730
       4.77979          4.92442          6.77979          6.92442          6.77979          6.92442
       4.81404          4.96084          6.81404          6.96084          6.81404          6.96084
       4.85772          4.99484          6.85772          6.99484          6.85772          6.99484
       4.89571          5.03213          6.89571          7.03213          6.89571          7.03213
       4.93030          5.06025          6.93030          7.06025          6.93030          7.06025
       4.96545          5.08949          6.96545          7.08949          6.96545          7.08949
       4.99713          5.11750          6.99713          7.11750          6.99713          7.11750
       5.02455          5.14072          7.02455          7.14072          7.02455          7.14072
       5.05439          5.16454          7.05439          7.16454          7.05439          7.16454
       5.07693          5.18996          7.07693          7.18996          7.07693          7.18996
       5.09997          5.21444          7.09997          7.21444          7.09997          7.21444
       5.12147          5.23883          7.12147          7.23883          7.12147          7.23883
       5.13853          5.26579          7.13853          7.26579          7.13853          7.26579
       5.16352          5.29348          7.16352          7.29348          7.16352          7.29348
       5.19582          5.31844          7.19582          7.31844          7.19582          7.31844
       5.22457          5.34466          7.22457          7.34466          7.22457          7.34466
       5.25047          5.36662          7.25047          7.36662          7.25047          7.36662
       5.27618          5.38824          7.27618          7.38824          7.27618          7.38824
       5.30007          5.40790          7.30007          7.40790          7.30007          7.40790
       5.31987          5.42496          7.31987          7.42496          7.31987          7.42496
       5.34095          5.44366          7.34095          7.44366          7.34095          7.44366
       5.35780          5.45957          7.35780          7.45957          7.35780          7.45957
       5.37450          5.47779          7.37450          7.47779          7.37450          7.47779
       5.38905          5.49630          7.38905          7.49630          7.38905          7.49630
       5.40110          5.51400          7.40110          7.51400          7.40110          7.51400
       5.42032          5.53406          7.42032          7.53406          7.42032          7.53406
       5.44123          5.55143          7.44123          7.55143          7.44123          7.55143
       5.46256          5.56997          7.46256          7.56997          7.46256          7.56997
       5.48242          5.58627          7.48242          7.58627          7.48242          7.58627
       5.49952          5.60318          7.49952          7.60318          7.49952          7.60318
       5.51702          5.61585          7.51702          7.61585          7.51702          7.61585
       5.53091          5.62875          7.53091          7.62875          7.53091          7.62875
       5.54609          5.64208          7.54609          7.64208          7.54609          7.64208
       5.55877          5.65262          7.55877          7.65262          7.55877          7.65262
       5.57220          5.66659          7.57220          7.66659          7.57220          7.66659
       5.58049          5.67617          7.58049          7.67617          7.58049          7.67617
       5.59062          5.68881          7.59062          7.68881          7.59062          7.68881
       5.60199          5.70342          7.60199          7.70342          7.60199          7.70342
       5.61358          5.71499          7.61358          7.71499          7.61358          7.71499
       5.62926          5.72872          7.62926          7.72872          7.62926          7.72872
       5.64003          5.74146          7.64003          7.74146          7.64003          7.74146
       5.65360          5.75640          7.65360          7.75640          7.65360          7.75640
       5.66886          5.77034          7.66886          7.77034          7.66886          7.77034
       5.68026          5.78584          7.68026          7.78584          7.68026          7.78584
       5.69425          5.80017          7.69425          7.80017          7.69425          7.80017
       5.70793          5.81545          7.70793          7.81545          7.70793          7.81545
       5.72243          5.83343          7.72243          7.83343          7.72243          7.83343
       5.73617          5.84773          7.73617          7.84773          7.73617          7.84773
       5.75236          5.86447          7.75236          7.86447          7.75236          7.86447
       5.76730          5.88036          7.76730          7.88036          7.76730          7.88036
       5.78520          5.89411          7.78520          7.89411          7.78520          7.89411
       5.80389          5.90850          7.80389          7.90850          7.80389          7.90850
       5.81702          5.92143          7.81702          7.92143          7.81702          7.92143
       5.83214          5.93241          7.83214          7.93241          7.83214          7.93241
       5.84526          5.94193          7.84526          7.94193          7.84526          7.94193
       5.85510          5.95133          7.85510          7.95133          7.85510          7.95133
       5.86657          5.95980          7.86657          7.95980          7.86657          7.95980
       5.87645          5.96719          7.87645          7.96719          7.87645          7.96719
       5.88283          5.97559          7.88283          7.97559          7.88283          7.97559
       5.88963          5.98349          7.88963          7.98349          7.88963          7.98349
       5.89595          5.99406          7.89595          7.99406          7.89595          7.99406
       5.90237          6.00196          7.90237          8.00196          7.90237          8.00196
       5.91234          6.01016          7.91234          8.01016          7.91234          8.01016
       5.92332          6.02001          7.92332          8.02001          7.92332          8.02001
       5.93141          6.02887          7.93141          8.02887          7.93141          8.02887
       5.94278          6.03783          7.94278          8.03783          7.94278          8.03783
       5.94993          6.04507          7.94993          8.04507          7.94993          8.04507
       5.95755          6.05409          7.95755          8.05409          7.95755          8.05409
       5.96715          6.06334          7.96715          8.06334          7.96715          8.06334
       5.97539          6.07277          7.97539          8.07277          7.97539          8.07277
       5.98272          6.07969          7.98272          8.07969          7.98272          8.07969
       5.99012          6.08707          7.99012          8.08707          7.99012          8.08707
       5.99786          6.09652          7.99786          8.09652          7.99786          8.09652
       6.00574          6.10447          8.00574          8.10447          8.00574          8.10447
       6.01560          6.11119          8.01560          8.11119          8.01560          8.11119
       6.02212          6.12038          8.02212          8.12038          8.02212          8.12038
       6.03006          6.12775          8.03006          8.12775          8.03006          8.12775
       6.03987          6.13704          8.03987          8.13704          8.03987          8.13704
       6.04725          6.14580          8.04725          8.14580          8.04725          8.14580
       6.05403          6.15330          8.05403          8.15330          8.05403          8.15330
       6.06474          6.16267          8.06474          8.16267          8.06474          8.16267
       6.07031          6.17043          8.07031          8.17043          8.07031          8.17043
       6.07964          6.17866          8.07964          8.17866          8.07964          8.17866
       6.08845          6.18501          8.08845          8.18501          8.08845          8.18501
       6.09488          6.19228          8.09488          8.19228          8.09488          8.19228
       6.10268          6.20096          8.10268          8.20096          8.10268          8.20096
       6.10975          6.20795          8.10975          8.20795          8.10975          8.20795
       6.11585          6.21658          8.11585          8.21658          8.11585          8.21658
       6.12275          6.22600          8.12275          8.22600          8.12275          8.22600
       6.13199          6.23861          8.13199          8.23861          8.13199          8.23861
       6.14113          6.24755          8.14113          8.24755          8.14113          8.24755
       6.14958          6.25935          8.14958          8.25935          8.14958          8.25935
       6.16078          6.27352          8.16078          8.27352          8.16078          8.27352
       6.17122          6.28553          8.17122          8.28553          8.17122          8.28553
       6.18485          6.30226          8.18485          8.30226          8.18485          8.30226
       6.19450          6.31349          8.19450          8.31349          8.19450          8.31349
       6.20866          6.32768          8.20866          8.32768          8.20866          8.32768
       6.22448          6.34262          8.22448          8.34262          8.22448          8.34262
       6.23810          6.35241          8.23810          8.35241          8.23810          8.35241
       6.25508          6.36264          8.25508          8.36264          8.25508          8.36264
       6.26449          6.37032          8.26449          8.37032          8.26449          8.37032
       6.27613          6.38026          8.27613          8.38026          8.27613          8.38026
       6.28783          6.38608          8.28783          8.38608          8.28783          8.38608
       6.29347          6.39042          8.29347          8.39042          8.29347          8.39042
       6.30060          6.39652          8.30060          8.39652          8.30060          8.39652
       6.30671          6.40186          8.30671          8.40186          8.30671          8.40186
       6.31228          6.40910          8.31228          8.40910          8.31228          8.40910
       6.31366          6.41241          8.31366          8.41241          8.31366          8.41241
       6.31641          6.41969          8.31641          8.41969          8.31641          8.41969
       6.32163          6.42724          8.32163          8.42724          8.32163          8.42724
       6.32992          6.43195          8.32992          8.43195          8.32992          8.43195
       6.33969          6.43746          8.33969          8.43746          8.33969          8.43746
       6.34378          6.44055          8.34378          8.44055          8.34378          8.44055
       6.35116          6.44569          8.35116          8.44569          8.35116          8.44569
       6.35682          6.44775          8.35682          8.44775          8.35682          8.44775
       6.35848          6.44999          8.35848          8.44999          8.35848          8.44999
       6.36246          6.45189          8.36246          8.45189          8.36246          8.45189
       6.36451          6.45394          8.36451          8.45394          8.36451          8.45394
       6.36618          6.45848          8.36618          8.45848          8.36618          8.45848
       6.36576          6.45972          8.36576          8.45972          8.36576          8.45972
       6.36656          6.46376          8.36656          8.46376          8.36656          8.46376
       6.36731          6.46655          8.36731          8.46655          8.36731          8.46655
       6.37465          6.46887          8.37465          8.46887          8.37465          8.46887
       6.38190          6.47088          8.38190          8.47088          8.38190          8.47088
       6.38285          6.47007          8.38285          8.47007          8.38285          8.47007
       6.38663          6.46884          8.38663          8.46884          8.38663          8.46884
       6.38720          6.46479          8.38720          8.46479          8.38720          8.46479
       6.38452          6.45998          8.38452          8.45998          8.38452          8.45998
       6.38369          6.45538          8.38369          8.45538          8.38369          8.45538
       6.37991          6.44898          8.37991          8.44898          8.37991          8.44898
       6.37239          6.44334          8.37239          8.44334          8.37239          8.44334
       6.36576          6.43888          8.36576          8.43888          8.36576          8.43888
       6.35769          6.43676          8.35769          8.43676          8.35769          8.43676
       6.35056          6.43245          8.35056          8.43245          8.35056          8.43245
       6.34907          6.42999          8.34907          8.42999          8.34907          8.42999
       6.34850          6.42950          8.34850          8.42950          8.34850          8.42950
       6.34500          6.42500          8.34500          8.42500          8.34500          8.42500
       6.34521          6.42373          8.34521          8.42373          8.34521          8.42373
       6.34080          6.42039          8.34080          8.42039          8.34080          8.42039
       6.33861          6.41776          8.33861          8.41776          8.33861          8.41776
       6.33835          6.41600          8.33835          8.41600          8.33835          8.41600
       6.33295          6.41215          8.33295          8.41215          8.33295          8.41215
       6.33194          6.41018          8.33194          8.41018          8.33194          8.41018
       6.32947          6.40570          8.32947          8.40570          8.32947          8.40570
       6.32472          6.40145          8.32472          8.40145          8.32472          8.40145
       6.32264          6.39889          8.32264          8.39889          8.32264          8.39889
       6.31968          6.39345          8.31968          8.39345          8.31968          8.39345
       6.31495          6.38919          8.31495          8.38919          8.31495          8.38919
       6.31080          6.38455          8.31080          8.38455          8.31080          8.38455
       6.30809          6.38136          8.30809          8.38136          8.30809          8.38136
       6.30399          6.37674          8.30399          8.37674          8.30399          8.37674
       6.29829          6.37149          8.29829          8.37149          8.29829          8.37149
       6.29622          6.36939          8.29622          8.36939          8.29622          8.36939
       6.29008          6.36270          8.29008          8.36270          8.29008          8.36270
       6.28660          6.35871          8.28660          8.35871          8.28660          8.35871
       6.28170          6.35327          8.28170          8.35327          8.28170          8.35327
       6.27619          6.34674          8.27619          8.34674          8.27619          8.34674
       6.27252          6.34162          8.27252          8.34162          8.27252          8.34162
       6.26496          6.33304          8.26496          8.33304          8.26496          8.33304
       6.26069          6.32824          8.26069          8.32824          8.26069          8.32824
       6.25499          6.32154          8.25499          8.32154          8.25499          8.32154
       6.24824          6.31601          8.24824          8.31601          8.24824          8.31601
       6.24350          6.30941          8.24350          8.30941          8.24350          8.30941
       6.23600          6.30266          8.23600          8.30266          8.23600          8.30266
       6.23160          6.29815          8.23160          8.29815          8.23160          8.29815
       6.22468          6.29022          8.22468          8.29022          8.22468          8.29022
       6.21953          6.28491          8.21953          8.28491          8.21953          8.28491
       6.21015          6.27492          8.21015          8.27492          8.21015          8.27492
       6.20512          6.26891          8.20512          8.26891          8.20512          8.26891
       6.19841          6.26200          8.19841          8.26200          8.19841          8.26200
       6.18964          6.25222          8.18964          8.25222          8.18964          8.25222
       6.18471          6.24468          8.18471          8.24468          8.18471          8.24468
       6.17392          6.23407          8.17392          8.23407          8.17392          8.23407
       6.16770          6.22808          8.16770          8.22808          8.16770          8.22808
       6.16121          6.21941          8.16121          8.21941          8.16121          8.21941
       6.15062          6.20937          8.15062          8.20937          8.15062          8.20937
       6.14356          6.20250          8.14356          8.20250          8.14356          8.20250
       6.13608          6.19443          8.13608          8.19443          8.13608          8.19443
       6.12856          6.18665          8.12856          8.18665          8.12856          8.18665
       6.11842          6.17549          8.11842          8.17549          8.11842          8.17549
       6.11086          6.16731          8.11086          8.16731          8.11086          8.16731
       6.10181          6.15798          8.10181          8.15798          8.10181          8.15798
       6.09224          6.14704          8.09224          8.14704          8.09224          8.14704
       6.08425          6.13770          8.08425          8.13770          8.08425          8.13770
       6.07232          6.12650          8.07232          8.12650          8.07232          8.12650
       6.06463          6.11750          8.06463          8.11750          8.06463          8.11750
       6.05513          6.10665          8.05513          8.10665          8.05513          8.10665
       6.04341          6.09563          8.04341          8.09563          8.04341          8.09563
       6.03525          6.08639          8.03525          8.08639          8.03525          8.08639
       6.02526          6.07476          8.02526          8.07476          8.02526          8.07476
       6.01343          6.06278          8.01343          8.06278          8.01343          8.06278
       6.00380          6.05171          8.00380          8.05171          8.00380          8.05171
       5.99399          6.04102          7.99399          8.04102          7.99399          8.04102
       5.98137          6.02760          7.98137          8.02760          7.98137          8.02760
       5.96951          6.01534          7.96951          8.01534          7.96951          8.01534
       5.95845          6.00420          7.95845          8.00420          7.95845          8.00420
       5.94532          5.99190          7.94532          7.99190          7.94532          7.99190
       5.93565          5.98155          7.93565          7.98155          7.93565          7.98155
       5.92227          5.96871          7.92227          7.96871          7.92227          7.96871
       5.91148          5.95908          7.91148          7.95908          7.91148          7.95908
       5.90245          5.95031          7.90245          7.95031          7.90245          7.95031
       5.89163          5.94039          7.89163          7.94039          7.89163          7.94039
       5.88071          5.92941          7.88071          7.92941          7.88071          7.92941
       5.87065          5.91929          7.87065          7.91929          7.87065          7.91929
       5.86109          5.91034          7.86109          7.91034          7.86109          7.91034
       5.85111          5.90031          7.85111          7.90031          7.85111          7.90031
       5.84197          5.88983          7.84197          7.88983          7.84197          7.88983
       5.83051          5.87996          7.83051          7.87996          7.83051          7.87996
       5.82177          5.87116          7.82177          7.87116          7.82177          7.87116
       5.81417          5.86354          7.81417          7.86354          7.81417          7.86354
       5.80429          5.85463          7.80429          7.85463          7.80429          7.85463
       5.79518          5.84614          7.79518          7.84614          7.79518          7.84614
       5.78911          5.83973          7.78911          7.83973          7.78911          7.83973
       5.77859          5.83053          7.77859          7.83053          7.77859          7.83053
       5.77225          5.82418          7.77225          7.82418          7.77225          7.82418
       5.76466          5.81624          7.76466          7.81624          7.76466          7.81624
       5.75569          5.80829          7.75569          7.80829          7.75569          7.80829
       5.74935          5.80230          7.74935          7.80230          7.74935          7.80230
       5.74205          5.79429          7.74205          7.79429          7.74205          7.79429
       5.73462          5.78791          7.73462          7.78791          7.73462          7.78791
       5.72796          5.78124          7.72796          7.78124          7.72796          7.78124
       5.72185          5.77549          7.72185          7.77549          7.72185          7.77549
       5.71538          5.76939          7.71538          7.76939          7.71538          7.76939
       5.70806          5.76314          7.70806          7.76314          7.70806          7.76314
       5.70401          5.75986          7.70401          7.75986          7.70401          7.75986
       5.69689          5.75273          7.69689          7.75273          7.69689          7.75273
       5.69233          5.74857          7.69233          7.74857          7.69233          7.74857
       5.68688          5.74390          7.68688          7.74390          7.68688          7.74390
       5.68129          5.73831          7.68129          7.73831          7.68129          7.73831
       5.67752          5.73423          7.67752          7.73423          7.67752          7.73423
       5.67055          5.72878          7.67055          7.72878          7.67055          7.72878
       5.66751          5.72538          7.66751          7.72538          7.66751          7.72538
       5.66348          5.72101          7.66348          7.72101          7.66348          7.72101
       5.65802          5.71712          7.65802          7.71712          7.65802          7.71712
       5.65505          5.71380          7.65505          7.71380          7.65505          7.71380
       5.65127          5.71045          7.65127          7.71045          7.65127          7.71045
       5.64693          5.70733          7.64693          7.70733          7.64693          7.70733
       5.64417          5.70500          7.64417          7.70500          7.64417          7.70500
       5.64189          5.70360          7.64189          7.70360          7.64189          7.70360
       5.63766          5.69939          7.63766          7.69939          7.63766          7.69939
       5.63588          5.69808          7.63588          7.69808          7.63588          7.69808
       5.63333          5.69642          7.63333          7.69642          7.63333          7.69642
       5.63060          5.69330          7.63060          7.69330          7.63060          7.69330
       5.62976          5.69171          7.62976          7.69171          7.62976          7.69171
       5.62568          5.68890          7.62568          7.68890          7.62568          7.68890
       5.62537          5.68908          7.62537          7.68908          7.62537          7.68908
       5.62428          5.68763          7.62428          7.68763          7.62428          7.68763
       5.62128          5.68724          7.62128          7.68724          7.62128          7.68724
       5.62113          5.68657          7.62113          7.68657          7.62113          7.68657
       5.62027          5.68435          7.62027          7.68435          7.62027          7.68435
       5.62003          5.68176          7.62003          7.68176          7.62003          7.68176
       5.61912          5.67652          7.61912          7.67652          7.61912          7.67652
       5.62016          5.67136          7.62016          7.67136          7.62016          7.67136
       5.61473          5.66341          7.61473          7.66341          7.61473          7.66341
       5.60790          5.65616          7.60790          7.65616          7.60790          7.65616
       5.60130          5.64948          7.60130          7.64948          7.60130          7.64948
       5.59280          5.64217          7.59280          7.64217          7.59280          7.64217
       5.58675          5.63569          7.58675          7.63569          7.58675          7.63569
       5.57975          5.62861          7.57975          7.62861          7.57975          7.62861
       5.57195          5.62234          7.57195          7.62234          7.57195          7.62234
       5.56689          5.61720          7.56689          7.61720          7.56689          7.61720
       5.56068          5.61059          7.56068          7.61059          7.56068          7.61059
       5.55314          5.60395          7.55314          7.60395          7.55314          7.60395
       5.54766          5.59872          7.54766          7.59872          7.54766          7.59872
       5.54246          5.59415          7.54246          7.59415          7.54246          7.59415
       5.53572          5.58732          7.53572          7.58732          7.53572          7.58732
       5.53018          5.58135          7.53018          7.58135          7.53018          7.58135
       5.52512          5.57657          7.52512          7.57657          7.52512          7.57657
       5.51937          5.57143          7.51937          7.57143          7.51937          7.57143
       5.51530          5.56662          7.51530          7.56662          7.51530          7.56662
       5.50853          5.56045          7.50853          7.56045          7.50853          7.56045
       5.50357          5.55681          7.50357          7.55681          7.50357          7.55681
       5.50028          5.55382          7.50028          7.55382          7.50028          7.55382
       5.49565          5.54985          7.49565          7.54985          7.49565          7.54985
       5.49084          5.54497          7.49084          7.54497          7.49084          7.54497
       5.48667          5.54110          7.48667          7.54110          7.48667          7.54110
       5.48301          5.53811          7.48301          7.53811          7.48301          7.53811
       5.47902          5.53407          7.47902          7.53407          7.47902          7.53407
       5.47555          5.52983          7.47555          7.52983          7.47555          7.52983
       5.47069          5.52637          7.47069          7.52637          7.47069          7.52637
       5.46777          5.52339          7.46777          7.52339          7.46777          7.52339
       5.46525          5.52084          7.46525          7.52084          7.46525          7.52084
       5.46123          5.51751          7.46123          7.51751          7.46123          7.51751
       5.45793          5.51490          7.45793          7.51490          7.45793          7.51490
       5.45634          5.51405          7.45634          7.51405          7.45634          7.51405
       5.45243          5.51007          7.45243          7.51007          7.45243          7.51007
       5.45078          5.50877          7.45078          7.50877          7.45078          7.50877
       5.44838          5.50711          7.44838          7.50711          7.44838          7.50711
       5.44576          5.50445          7.44576          7.50445          7.44576          7.50445
       5.44488          5.50317          7.44488          7.50317          7.44488          7.50317
       5.44094          5.49954          7.44094          7.49954          7.44094          7.49954
       5.44049          5.49947          7.44049          7.49947          7.44049          7.49947
       5.43928          5.49783          7.43928          7.49783          7.43928          7.49783
       5.43663          5.49712          7.43663          7.49712          7.43663          7.49712
       5.43620          5.49587          7.43620          7.49587          7.43620          7.49587
       5.43390          5.49512          7.43390          7.49512          7.43390          7.49512
       5.43420          5.49622          7.43420          7.49622          7.43420          7.49622
       5.43299          5.49497          7.43299          7.49497          7.43299          7.49497
       5.43355          5.49512          7.43355          7.49512          7.43355          7.49512
       5.43101          5.49418          7.43101          7.49418          7.43101          7.49418
       5.43192          5.49508          7.43192          7.49508          7.43192          7.49508
       5.43214          5.49615          7.43214          7.49615          7.43214          7.49615
       5.43090          5.49485          7.43090          7.49485          7.43090          7.49485
       5.43185          5.49536          7.43185          7.49536          7.43185          7.49536
       5.43214          5.49564          7.43214          7.49564          7.43214          7.49564
       5.43218          5.49694          7.43218          7.49694          7.43218          7.49694
       5.43404          5.49750          7.43404          7.49750          7.43404          7.49750
       5.43276          5.49790          7.43276          7.49790          7.43276          7.49790
       5.43403          5.49998          7.43403          7.49998          7.43403          7.49998
       5.43547          5.50049          7.43547          7.50049          7.43547          7.50049
       5.43753          5.50099          7.43753          7.50099          7.43753          7.50099
       5.43768          5.49799          7.43768          7.49799          7.43768          7.49799
       5.44001          5.49662          7.44001          7.49662          7.44001          7.49662
       5.43902          5.49393          7.43902          7.49393          7.43902          7.49393


      1     Please use the following prepay ramps for their matching prepay penalty run non prepay penalites at termsheet pricing speeds
      2     Use deal pricing speeds for non-prepay penalties
      3     LOANS LIQUIDATED 6 MONTHS AFTER DEFAULT (LAG)
      4     DELINQUINCY TRIGGERS ARE HIT
      5     BOND IS NOT CALLED
-
      6     CDR CURVE AS FOLLOWS

            MONTH     % DEFAULT
            0-6              0
            6-12             2
            12-24            3
            24-36            5
            36-48            7
            48-60            5
            60+              3

      7     SEVERITY    WITH MI    35
                        NO MI      50


INTEREST RATE SCENARIO

      1     FORWARD LIBOR
      2     FORWARD LIBOR FOR 5 MONTHS THEN FORWARD LIBOR INCREASES 200BP
      3     FORWARD LIBOR +200

DEFALUT SCENARIOS

      A     100% OF CDR RAMP
      B     150% OF CDR RAMP
      C     75% OF CDR RAMP

PREPAY SCENARIOS
          I  100% PREPAY CURVES
         II  125% OF PREPAY CURVES
        III  75% OF PREPAY CURVES

Please sove for each scenario
Cum collateral loss
Principal loss on the bond
Yield
WAL
DM/ OR SPREAD

GSAMP 2004-AR2 (B-B Stress)

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lag
To Maturity
Collateral losses shown to Maturity
Price is 98.91426


                    % of Prepay Curve                                                  % of CDR Curve
                          (CPR)                                      75                    100                     150
                                   75 Yield                               10.6507                10.6652                  5.1243
                                      DM                                   388.74                 389.82                 -153.97
                                      WAL                                   13.07                  12.57                   15.14
                                      Mod Durn                               7.39                    7.5                    8.01
                                      Principal Window              Apr17 - Mar18          Oct16 - Sep17           Nov28 - Jun34
                                      Principal Writedown             0.00 (0.00%)           0.00 (0.00%)   8,285,233.20 (84.85%)
                                      Collateral Loss        51,148,898.25 (5.24%)  65,912,009.07 (6.75%)   92,598,740.77 (9.48%)
                                  100 Yield                               10.4869                 9.0479                  8.9924
                                      DM                                    397.8                  255.9                  206.64
                                      WAL                                    9.83                   9.88                   17.23
                                      Mod Durn                               6.41                    6.6                    8.71
                                      Principal Window              Feb14 - Nov14          Mar14 - Nov14           Jul18 - Jun34
                                      Principal Writedown             0.00 (0.00%)           0.00 (0.00%)       64,868.20 (0.66%)
                                      Collateral Loss        37,114,953.97 (3.80%)  48,174,701.41 (4.93%)   68,608,842.06 (7.03%)
                                  125 Yield                               10.3502                 8.6249                   8.605
                                      DM                                   407.96                 236.89                   205.9
                                      WAL                                    7.62                      8                    10.5
                                      Mod Durn                               5.59                    5.8                    6.94
                                      Principal Window              Dec11 - Aug12          Apr12 - Dec12           Mar14 - May16
                                      Principal Writedown             0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
                                      Collateral Loss        27,611,211.18 (2.83%)  36,030,970.93 (3.69%)   51,839,225.69 (5.31%)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-AR2 (B-B Stress)

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lag
To Maturity
Collateral losses shown to Maturity
Price is 98.91426


                    % of Prepay Curve                                                  % of CDR Curve
                          (CPR)                                      75                    100                     150
                                   75 Yield                               10.7603                10.7731                  5.2268
                                      DM                                   388.85                 389.93                 -153.76
                                      WAL                                   13.07                  12.57                   15.14
                                      Mod Durn                               7.31                   7.42                     7.9
                                      Principal Window              Apr17 - Mar18          Oct16 - Sep17           Nov28 - Jun34
                                      Principal Writedown             0.00 (0.00%)           0.00 (0.00%)   8,285,233.20 (84.85%)
                                      Collateral Loss        51,148,898.25 (5.24%)  65,912,009.07 (6.75%)   92,598,740.77 (9.48%)
                                  100 Yield                               10.6133                 9.1709                  9.0857
                                      DM                                   397.92                 256.05                  206.76
                                      WAL                                    9.83                   9.88                   17.23
                                      Mod Durn                               6.34                   6.54                    8.61
                                      Principal Window              Feb14 - Nov14          Mar14 - Nov14           Jul18 - Jun34
                                      Principal Writedown             0.00 (0.00%)           0.00 (0.00%)       64,868.20 (0.66%)
                                      Collateral Loss        37,114,953.97 (3.80%)  48,174,701.41 (4.93%)   68,608,842.06 (7.03%)
                                  125 Yield                               10.4951                  8.765                  8.7222
                                      DM                                    408.1                 237.06                  206.06
                                      WAL                                    7.62                      8                    10.5
                                      Mod Durn                               5.53                   5.74                    6.87
                                      Principal Window              Dec11 - Aug12          Apr12 - Dec12           Mar14 - May16
                                      Principal Writedown             0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
                                      Collateral Loss        27,611,211.18 (2.83%)  36,030,970.93 (3.69%)   51,839,225.69 (5.31%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-AR2 (B-B Stress)

Prepay/Loss speeds as indicated on Assumptions tab
Libor as indicated on Sheet tab
Triggers active day one
50% severity, 6 mth lag
To Maturity
Collateral losses shown to Maturity
Price is 98.91426


                    % of Prepay Curve                                                 % of CDR Curve
                          (CPR)                                       75                    100                   150
                                    75 Yield                                8.7825                8.7615                8.4092
                                       DM                                   390.55                391.92                362.12
                                       WAL                                   13.03                 12.53                 11.95
                                       Mod Durn                               8.09                  7.91                   7.7
                                       Principal Window              Mar17 - Feb18         Sep16 - Aug17         Mar16 - Jan17
                                       Principal Writedown             0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                       Collateral Loss        51,046,054.88 (5.23%) 65,787,086.10 (6.74%) 92,442,944.89 (9.47%)
                                   100 Yield                                8.6123                8.5906                8.1576
                                       DM                                   400.01                401.15                357.95
                                       WAL                                     9.8                  9.48                   9.6
                                       Mod Durn                               6.81                  6.67                  6.73
                                       Principal Window              Jan14 - Nov14         Oct13 - Jul14         Nov13 - Aug14
                                       Principal Writedown             0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                       Collateral Loss        37,072,399.59 (3.80%) 48,122,331.94 (4.93%) 68,541,874.68 (7.02%)
                                   125 Yield                                8.4242                8.4052                7.8515
                                       DM                                   407.88                   409                351.09
                                       WAL                                    7.61                   7.4                  7.68
                                       Mod Durn                               5.73                  5.61                   5.8
                                       Principal Window              Dec11 - Jul12         Sep11 - May12         Dec11 - Sep12
                                       Principal Writedown             0.00 (0.00%)          0.00 (0.00%)          0.00 (0.00%)
                                       Collateral Loss        27,593,465.86 (2.83%) 36,008,920.94 (3.69%) 51,810,500.61 (5.31%)

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